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                                                                    EXHIBIT 10.5


                             COBB THEATRES, L.L.C.
                               COBB FINANCE CORP.
                                 RC COBB, INC.
                            COBB THEATRES, II, INC.

                              REGAL CINEMAS, INC.



                     10 5/8% SENIOR SECURED NOTES DUE 2003

                                      and

                   10 5/8% NEW SENIOR SECURED NOTES DUE 2003



                          THIRD SUPPLEMENTAL INDENTURE

                           Dated as of July 31, 1997




               Supplementing Indenture dated as of March 6, 1996




                       IBJ SCHRODER BANK & TRUST COMPANY



                                    Trustee
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                                TABLE OF CONTENTS

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                          ARTICLE ONE

                          DEFINITIONS

SECTION 101.      DEFINITION OF TERMS.......................................  3


                          ARTICLE TWO

                   ASSUMPTION OF OBLIGATIONS

SECTION 201.      ASSUMPTION BY REGAL OF OBLIGATIONS OF THE
                  COMPANY UNDER THE NOTES AND THE INDENTURE.................  5

SECTION 202.      SUBSTITUTION OF REGAL AS ISSUER...........................  5

SECTION 203.      REAFFIRMATION BY FINANCE CORP. OF
                  OBLIGATIONS UNDER THE NOTES AND THE INDENTURE.............  6

SECTION 204.      REAFFIRMATION BY GUARANTORS OF OBLIGATIONS OF
                  THE GUARANTORS UNDER THE INDENTURE........................  6

SECTION 205.      COUNTERPART ORIGINALS.....................................  6

SECTION 206.      GOVERNING LAW.............................................  6

SECTION 207.      EFFECTIVENESS.............................................  6

SECTION 208.      NOTICES...................................................  6

SECTION 209.      REAFFIRMATION OF INDENTURE................................  7
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         THIRD SUPPLEMENTAL INDENTURE, dated as of July 31, 1997 (the "Third
Supplemental Indenture"), among COBB THEATRES, L.L.C., an Alabama limited liability company (the "Company"), COBB FINANCE CORP., an Alabama corporation ("Finance Corp," and together with the Company, the "Issuers"), R. C. COBB, INC., an Alabama corporation ("R. C. Cobb"), COBB THEATRES II, INC. ("Cobb Theatres II," and together with R. C. Cobb, the "Guarantors"), REGAL CINEMAS, INC., a Tennessee corporation ("Regal"), and IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation, as trustee (the "Trustee").

         WHEREAS, the Issuers and the Guarantors have executed and delivered to the Trustee that certain Indenture dated as of March 6, 1996 among the Issuers, the Guarantors and the Trustee (the "Original Indenture"), as amended by that certain First Supplemental Indenture dated August 30, 1996 (the "First Supplemental Indenture") and by that certain Second Supplemental Indenture dated July 30, 1997 (the "Second Supplemental Indenture") (the Original Indenture as amended by the First Supplemental Indenture, the Second Supplemental Indenture and this Third Supplemental Indenture being herein referred to as the "Indenture"); and

         WHEREAS, there have been issued and are now outstanding under the Indenture $85,000,000 principal amount of 10 5/8% New Senior Secured Notes due 2003 (the "Notes"); and

         WHEREAS, the Company owns all of the issued and outstanding shares of stock of Finance Corp, R. C. Cobb and Cobb Theatres II (collectively, the "Subsidiaries"); and

         WHEREAS, the Company has executed and delivered to IBJ Schroder Bank & Trust Company as Collateral Agent (the "Collateral Agent") that certain Pledge Agreement dated as of March 6, 1996, pursuant to which the Company has pledged and delivered to the Collateral Agent its stock of Finance Corp and the Guarantors (the "Pledged Shares") and certain intercompany notes in the aggregate principal amount of approximately $85,000,000 owing from the Guarantors to the Company (the "Pledged Notes") to secure the obligations of the Company under the Notes and the Indenture; and

         WHEREAS, pursuant to Article 11 of the Original Indenture each of the Guarantors has guaranteed payment of principal of and interest and premium, if any, on the Notes (the "Guaranty"); and

         WHEREAS, each of the Company, Finance Corp and the Guarantors has executed and delivered to the Collateral Agent that certain Security Agreement dated as of March 6, 1996, pursuant to which each of the Company, Finance Corp and the Guarantors has granted to the Collateral Agent a security interest in all of its personal property assets to secure the obligations of the Company, Finance Corp and the Guarantors under the Notes and the Indenture; and


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         WHEREAS, Regal, a wholly-owned subsidiary of Regal Cinemas, Inc., owns all of the issued and outstanding shares of stock of Regal Acquisitions Corporation, an Alabama corporation ("Regal I"), RAC Corporation, an Alabama corporation ("Regal II"), and RAC Finance Corp., an Alabama corporation ("Regal Finance," and together with Regal, Regal I and Regal II, the "Regal Entities"); and

         WHEREAS, the Regal Entities, the Company and the Subsidiaries have entered into an Agreement and Plan of Merger pursuant to which, among other things, (a) Regal I will merge into R. C. Cobb, Regal II will merge into Cobb Theatres II, and Regal Finance will merge into Finance Corp, with the Subsidiaries being the surviving entities, (b) the Company will transfer to Regal all of its assets, which consist solely of the Pledged Shares the Pledged Notes, and (c) Regal will transfer to the Company shares of stock of Regal; and

         WHEREAS, as a condition to the consummation of the transactions contemplated by the Agreement and Plan of Merger, the Company shall cause all of the issued and outstanding shares of the Subsidiaries to be reissued in the name of Regal (the "Reissued Pledged Shares"); and

         WHEREAS, a condition to the consummation of the transactions contemplated by the Agreement and Plan of Merger is Regal's assumption of all of the indebtedness of the Company in connection with the Notes and Regal's substitution for the Company as an "Issuer" under the Notes and the Indenture; and

         WHEREAS, Section 5.01(a) of the Indenture provides that the Company may not sell or otherwise transfer all or substantially all of its properties or assets to another person unless, among other things, immediately after such transaction no Default or Event of Default exists and the transferee (i) assumes all of the obligations of the Company under the Notes and the Indenture pursuant to a supplemental indenture reasonably satisfactory to the Trustee and (ii) satisfies certain other criteria enumerated therein; and

         WHEREAS, Section 5.01(b) of the Indenture provides that Finance Corp may not merge with another corporation or person unless, among other things, Finance Corp is the surviving entity and immediately after such transaction no Default or Event of Default exists; and

         WHEREAS, Section 5.02 of the Indenture provides in pertinent part that upon any sale or disposition of all or substantially all of the assets of an Issuer in accordance with Section 5.01 thereof, the successor corporation to which such sale or disposition is made shall succeed to and be substituted for (so that from and after the date of such sale or other disposition the provisions of the Indenture referring to such "Issuer" shall refer instead to the successor corporation and not to the Issuer), and that the predecessor Issuer shall be relieved from its obligations with respect to the Notes in the case of a transaction that satisfies the requirements of Section 5.01 of the Indenture; and


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         WHEREAS, Section 11.03(b) of the Indenture permits the Guarantors to merge with unrelated entities if, among other things, immediately after such transaction no Default or Event of Default exists and the surviving entity satisfies certain other criteria enumerated therein; and

         WHEREAS, the criteria enumerated in Sections 5.01, 5.02 and 11.03 of the Indenture have been satisfied to the satisfaction of the Trustee; and

         WHEREAS, Section 9.01 of the Indenture provides, in relevant part, that the Issuers, the Guarantors and the Trustee may enter into indentures supplemental to the Indenture without the consent of any holder of a Note to, among other things, evidence the succession of another Person or Persons to any Issuer or Guarantor, the assumption by any such successor of the obligations and covenants of such Issuer or Guarantor contained in the Indenture and the Notes, and the substitution of any such successor for any Issuer or Guarantor under the Indenture and the Notes, to the extent such succession, assumption and substitution is authorized pursuant to Article V or Article XI of the Indenture; and

         WHEREAS, Regal has executed and delivered to the Trustee a Pledge Agreement (the "Substitute Pledge Agreement") pursuant to which Regal has pledged to the Trustee for the benefit of the Noteholders all of its right, title and interest in the Reissued Shares and the Pledged Notes; and

         WHEREAS, each of Regal and the Surviving Entities has executed and delivered to the Trustee a Security Agreement (the "Substitute Security Agreement") pursuant to which each of Regal and the Surviving Entities has granted to the Trustee for the benefit of the Noteholders certain assets; and

         WHEREAS, all things necessary to make this Third Supplemental Indenture a valid and binding supplemental indenture and agreement according to its terms have been done;

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, Finance Corp, the Guarantors, Regal and the Trustee covenant and agree as follows:


                                   ARTICLE ONE

                                   DEFINITIONS

SECTION 101. DEFINITION OF TERMS.

         Unless the context otherwise requires:


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         (a) a term defined in the Original Indenture has the same meaning when used in this Third Supplemental Indenture unless otherwise defined herein (in which case the definition set forth herein shall govern);

         (b) a term defined anywhere in this Third Supplemental Indenture has the same meaning throughout;

         (c) the singular includes the plural and vice versa; and

         (d) headings are for convenience of reference only and do not affect interpretation.

         "Cobb Entities" means the Company, Finance Corp and the Guarantors.

         "Cobb Theatres II" means Cobb Theatres, II, Inc., an Alabama corporation.

         "Collateral Agent" means IBJ Schroder Bank & Trust Company.

         "Company" means Cobb Theatres, L.L.C., an Alabama limited liability company.

         "Finance Corp" means Cobb Finance Corp., an Alabama corporation.

         "First Supplemental Indenture" has the meaning set forth in the recitals above.

         "Guarantors" means R. C. Cobb and Cobb Theatres II.

         "Guaranty" has the meaning set forth in the recitals above.

         "Indenture" means the Original Indenture, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and this Third Supplemental Indenture, as the same may from time to time be further supplemented or amended by one or more supplemental indentures thereto.

         "Issuers" means the Company and Finance Corp.

         "Original Indenture" has the meaning set forth in the recitals above.

         "Pledged Notes" has the meaning set forth in the recitals above.

         "Pledged Shares" has the meaning set forth in the recitals above.

         "R. C. Cobb" means R.C. Cobb, Inc., an Alabama corporation.

         "Regal" means Regal Cinemas, Inc., a Tennessee corporation].

         "Regal I" means Regal Acquisitions Corporation, an Alabama corporation.


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         "Regal II" means RAC Corporation, an Alabama corporation.

         "Regal Entities" means Regal, Regal I, Regal II and Regal Finance.

         "Regal Finance" means RAC Finance Corp., an Alabama corporation.

         "Reissued Pledged Shares" has the meaning set forth in the recitals above.

         "Second Supplemental Indenture" has the meaning set forth in the recitals above.

         "Subsidiaries" has the meaning set forth in the recitals above.

         "Substitute Pledge Agreement" has the meaning set forth in the recitals above.

         "Substitute Security Agreement" has the meaning set forth in the recitals above.

         "Surviving Entities" means (i) the corporation surviving the merger of Finance Corp and Regal Finance, which shall be Finance Corp; (ii) the corporation surviving the merger of R. C. Cobb and Regal I, which shall be R. C. Cobb; and (iii) the corporation surviving the merger of Cobb Theatres II and Regal II, which shall be Cobb Theatres II.

         "Third Supplemental Indenture" has the meaning set forth in the recitals above.

         "Trustee" means the Person named as "Trustee" in the first paragraph of this Third Supplemental Indenture until a successor replaces it in accordance with the applicable provisions of the Indenture, and thereafter "Trustee" shall mean such successor.

                                   ARTICLE TWO

                            ASSUMPTION OF OBLIGATIONS

SECTION 201. ASSUMPTION BY REGAL OF OBLIGATIONS OF THE COMPANY UNDER THE NOTES AND THE INDENTURE.

         Regal hereby assumes and agrees to comply with all of the obligations of the Company under the Notes and the Indenture and hereby succeeds to and is substituted for the Company thereunder.

SECTION 202.      SUBSTITUTION OF REGAL FOR THE COMPANY.

         In accordance with Section 5.02 of the Indenture, Regal hereby succeeds to, and is substituted for, the Company under the Notes and the Indenture, and from and after the date hereof, (a) the provisions of the Indenture and the Notes referring to the "Issuer" or the "Issuers" shall refer instead to Regal and Finance Corp and not to the Company, (b) Regal may exercise every right and power of the Company under the Notes and the Indenture with the same effect as if Regal had been named as an Issuer, pledgor or grantor


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therein, and (c) the Company is hereby relieved of its obligation to pay the principal of and interest on the Notes and its other obligations, agreements and covenants under the Notes and the Indenture.

SECTION 203. REAFFIRMATION BY FINANCE CORP OF OBLIGATIONS UNDER THE NOTES AND THE INDENTURE.

         Finance Corp. hereby reaffirms and agrees to comply with all of its obligations under the Notes and the Indenture.

SECTION 204. REAFFIRMATION BY GUARANTORS OF OBLIGATIONS OF THE GUARANTORS UNDER THE INDENTURE.

         Each of the Guarantors hereby assumes and reaffirms and agrees to comply with all of its obligations under the Guaranty.

SECTION 205.      COUNTERPART ORIGINALS.

         The parties may sign any number of copies of this Third Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 206.      GOVERNING LAW.

         THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS THIRD SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES AND THE GUARANTEES.

SECTION 207.      EFFECTIVENESS.

         The provisions of this Third Supplemental Indenture will take effect immediately upon the occurrence of the last to occur of the following:

                  (a) execution of this Third Supplemental Indenture by all parties hereto and delivery of a fully-executed copy thereof to the Trustee;

                  (b) execution and delivery by Regal and the Trustee of the Substitute Pledge Agreement, and delivery by Regal to the Trustee of all of the Reissued Pledged Shares and the Pledged Notes, endorsed by the Company to Regal; and

                  (c) execution and delivery by Regal, the Surviving Entities and the Trustee of the Substitute Security Agreement.


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SECTION 208.      NOTICES.

         In accordance with Section 12.02 of the Indenture, the address for notice to Regal shall be as follows:




         Regal Cinemas, Inc.

         7132 Commercial Park Drive
         --------------------------
         Knoxville, Tennessee 37918
         --------------------------

         --------------------------
         Telecopier No.: (423) 922-6085
                         --------------
         Attention: Chief Financial Officer
                    -----------------------

SECTION 209.      REAFFIRMATION OF INDENTURE.

         Except as supplemented by this Third Supplemental Indenture, the Original Indenture as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture is in all respects ratified and confirmed, and the Original Indenture as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and this Third Supplemental Indenture shall be read, taken and construed as one and the same instrument so that all of the rights, remedies, terms and conditions, covenants and agreements of the Original Indenture, as amended, shall apply and remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                        COBB THEATRES, L.L.C.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:
Attest:

By:
   -------------------------------------
   Name:
   Title:
                                        COBB FINANCE CORP.

                                        By:
                                           -------------------------------------
                                           Name:
Attest:                                    Title:

By:
   -------------------------------------
   Name:
   Title:


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                                        R.C. COBB, INC.

                                        By:
                                           -------------------------------------
                                           Name:
Attest:                                    Title:

By:
   -------------------------------------
   Name:
   Title:
                                        COBB THEATRES II, INC.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:
Attest:

By:
   -------------------------------------
   Name:
   Title:
                                        REGAL CINEMAS, INC.

                                        By:
                                           -------------------------------------
                                           Name:
Attest:                                    Title:

By:
   -------------------------------------
   Name:
   Title:
                                        IBJ SCHRODER BANK & TRUST
                                        COMPANY, INC., AS TRUSTEE


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:
Attest:

By:
   -------------------------------------
   Name:
   Title:




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